                                                                      EXHIBIT 19


HARTFORD ADVISERS FUND, INC., HARTFORD BOND FUND, INC., HARTFORD CAPITAL APPRECIATION FUND, INC., HARTFORD DIVIDEND AND GROWTH FUND, INC., HARTFORD INDEX FUND, INC., HARTFORD INTERNATIONAL ADVISERS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC., HARTFORD MIDCAP FUND, INC., HARTFORD MORTGAGE SECURITIES FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY FUND, INC., HARTFORD STOCK FUND, INC., HVA MONEY MARKET FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                 POWER OF ATTORNEY

                    Joseph A. Biernat        William A. O'Neill
                    Winifred E. Coleman      Millard H. Pryor, Jr.
                    Joseph H. Gareau         Lowndes A. Smith
                    George R. Jay            John K. Springer
                    Charles M. O'Halloran

do hereby jointly and severally authorize Kevin J. Carr, Charles M. O'Halloran, Lynda Godkin or Lewis Beers, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Joseph A. Biernat              (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Joseph A. Biernat


/s/ Winifred E. Coleman            (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Winifred E. Coleman


/s/ Joseph H. Gareau               (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Joseph H. Gareau


/s/ George R. Jay                  (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
George R. Jay

/s/ Charles M. O'Halloran          (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Charles M. O'Halloran


/s/ William A. O'Neill             (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
William A. O'Neill


/s/ Millard H. Pryor, Jr.          (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Millard H. Pryor, Jr.


/s/ Lowndes A. Smith               (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
Lowndes A. Smith


/s/ John K. Springer               (SEAL)    Dated      January  22, 1998
------------------------------                     -----------------------------
John K. Springer